Exhibit 10.1

Execution Version

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

AMENDMENT NO. 1 and EXTENSION AGREEMENT (this “Agreement”), dated as of May 25, 2012, to the Credit Agreement, dated as of May 25, 2011 (the “Credit Agreement”), among Applied Materials, Inc. (the “Borrower”), the lenders that are parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

The parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Section 2. Extension. Each of the undersigned Lenders hereby agrees to extend the Termination Date with respect to such Lender, pursuant to Section 2.20 of the Credit Agreement, to May 25, 2016.

Section 3. Amendments.

(a) The second sentence of the second introductory paragraph of the Credit Agreement is amended and restated to read in its entirety as follows:

“The proceeds of such borrowings are to be used for general corporate purposes.”

(b) The first clause of Section 2.17(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

“If any Lender (i) requests compensation under Section 2.13, (ii) requests that the Borrower make a payment to such Lender or any Governmental Authority for the account of such Lender pursuant to Section 2.15, (iii) becomes a Defaulting Lender, (iv) becomes an Affected Lender, (v) refuses to consent to a request by the Borrower for an extension of the Termination Date pursuant to Section 2.20, or (vi) refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders;”

(c) Clause (z) of the proviso in Section 2.17(b) of the Credit Agreement is amended and restated to read in its entirety as follows:

“in the case of clause (v) or clause (vi) above, such assignee consents to such extension, or such amendment, waiver or other modification, as applicable.”

(d) Section 2.19(d) of the Credit Agreement is amended by replacing the reference to “Section 2.20(c)” in the first parenthetical with a reference to “Section 2.17(b)”.

(e) Section 2.20(b) of the Credit Agreement is amended by deleting the third sentence.

(f) Section 2.20(c) of the Credit Agreement is deleted and replaced with “[Reserved]”.

(g) Section 2.20(d) is amended by replacing the reference to “subsection (c) of this Section 2.20” with a reference to “Section 2.17(b)”.

(h) Section 2.20(e) is amended by replacing the reference to “this Section 2.20” with a reference to “Section 2.17(b)” and by deleting the “.” at the end of the sentence and inserting the following language:

; and provided further that such Non-Consenting Lender’s rights under Section 2.13, 2.15 and 8.03, and its obligations under Section 8.03(c), shall survive the Termination Date for such Lender as to matters occurring prior to such date.

Section 4. Effectiveness. This Agreement shall become effective on and as of May 25, 2012 (the “Extension Date”), subject only to:

(a) receipt by the Administrative Agent from the Borrower and the Lenders parties hereto, who constitute the Required Lenders, of a counterpart of this Agreement signed on behalf of such parties; and

(b) the conditions precedent set forth in Section 3.03 of the Credit Agreement being satisfied on and as of the Extension Date.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that the statements set forth in Section 3.03(a)(i) and Section 3.03(a)(ii) of the Credit Agreement are true and correct on and as of the Extension Date with respect to this Agreement and to the Credit Agreement as amended hereby.

Section 6. Reference to and Effect Upon the Credit Agreement.

(a) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and as of the Extension Date, this Agreement shall for all purposes constitute a Loan Document.

(b) On and as of the Extension Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(c) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APPLIED MATERIALS, INC.

By:	/s/ Robert M. Friess
Name: Robert M. Friess
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 and Extension Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

[Signature Page to Amendment No. 1 and Extension Agreement]

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Robert Besser
Name: Robert Besser
Title: Managing Director

[Signature Page to Amendment No. 1 and Extension Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Extension Agreement]

BNP PARIBAS, as Lender

By:	/s/ Scott Bruni
Name: Scott Bruni
Title: Vice President

By:	/s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

[Signature Page to Amendment No. 1 and Extension Agreement]

Citibank, N.A., as Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Vice President

[Signature Page to Amendment No. 1 and Extension Agreement]

DBS Bank Ltd., Los Angeles Agency, as Lender

By:	/s/ James McWalters
Name: James McWalters
Title: General Manager

[Signature Page to Amendment No. 1 and Extension Agreement]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Extension Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert W. Boswell
Name: Robert W. Boswell
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Extension Agreement]

Mizuho Corporate Bank (USA), as Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Extension Agreement]

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Extension Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr.
Title: Vice President

[Signature Page to Amendment No. 1 and Extension Agreement]

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

[Signature Page to Amendment No. 1 and Extension Agreement]